Exhibit 13.1

AMARIN CORPORATION PLC

CERTIFICATION OF RICHARD A. B. STEWART, CHIEF EXECUTIVE OFFICER OF AMARIN
CORPORATION PLC, PURSUANT TO SECTION 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Amarin Corporation plc (the “Company”) on Form 20-F for the period ending December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certifies that to the best of his knowledge:

1.             The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.             The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 31, 2005		/s/ RICHARD A.B. STEWART
	Name:	Richard A.B. Stewart
	Title:	Chief Executive Officer